UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 16, 2018

ENERKON SOLAR INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Nevada	33-37809-NY	77-0121957
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13620 Weyburn Drive

Delray Beach, Florida 33446

(Address of principal executive offices)

(561) 431-7762

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

In connection with the closing of the Share Exchange on February 8, 2018 between our company Enerkon Solar International Inc. (the “Company”) and Enerkon Solar International Inc., a company in the State of Florida (“Enerkon Florida”) whereby the Company acquired all of the issued and outstanding shares of common stock of Enerkon Florida, the Company submits the following disclosures as to the unaudited consolidated assets and operational condition of the assets acquired pursuant to the Share Exchange. Filed as a supplemental filing to the previous 8-K Filed 2/21/2018.

Item 2.02 Results of Operations and Financial Condition.

Please note the following Consolidated and unaudited Balance Sheet, Cash Flow, Profit and Loss representations. These financial and operational presentations have been prepared and approved by management based on the best information, data, and records available and represent fairly the figures and other financial features though they are unaudited and as such may contain unintentional errors or omissions which could could impact the overall valuation or financial operational conditions represented either positively or negatively. The information should not be relied upon for investment decisions and some statements here and in the financial notes are forward looking and may be subject to risk factors or subject to change at any time, which could effect positively or negatively the valuation, operations and general financial figures or outlook of the Company.

2

ENERKON BALANCE SHEET CONSOLIDATED (unaudited)
As at December 30, 2017
ASSETS
Cash	$3,517,032
Accounts Receivable	65,750,100
Inventory	9,575,450
Pre Paid Expenses	850,000
Total Current Assets	79,692,582

Fixed Assets
Land	2,850,000
Buildings	2,060,235
Furniture and Equipment	88,777
Computers and Equipment	95,195
Vehicles	1,830,000
Total Fixed Assets	6,924,207

Other Assets
Deposits	376,000
Total Assets	93,916,996

Liabilities
Current Liabilities
Accounts Payable	25,400,000
Business Credit Cards	9,835
Sales Tax Payable	11,000
Payroll liabilities	2,250,000
Other liabilities	650,000
Current portion long-term debt	6,250,000

Total current liabilities	34,570,835

Long-term liabilities:
Notes payable	6,250,000
Mortgage payable	150,000
Total long-term liabilities	6,400,000

TOTAL LIABILITIES	40,970,835

EQUITY
Total Equity	52,946,161

TOTAL LIABILITIES & EQUITY	93,916,996

3

For the Year Ending	12/1/2016
Cash at Beginning of Year	4,752,100

Operations
Cash receipts from
Customers	2,821,506
Other Operations	1,950,200
Cash paid for
Inventory purchases	(2,320,887)
General operating and administrative expenses	(609,887)
Wage expenses	(109,887)
Interest	(13,500)
Income taxes	(32,800)
Net Cash Flow from Operations	1,684,745

Investing Activities
Cash receipts from
Sale of property and equipment	33,600
Collection of principal on loans	0
Sale of investment securities	0
Cash paid for
Purchase of property and equipment	(3,210,235)
Making loans to other entities	197,217
Purchase of investment securities	0
Net Cash Flow from Investing Activities	(2,979,418)

Financing Activities
Cash receipts from
Issuance of stock	0
Borrowing	1,121,110
Cash paid for
Repurchase of stock (treasury stock)	0
Repayment of loans	(34,000)
Dividends	(53,000)
Net Cash Flow from Financing Activities	1,034,110

Net Increase in Cash	(260,563)

Cash at End of Year	4,491,537

	December	Yearly Total
PROFIT & LOSS
Sales	$11,125,000	$11,125,000
less cost of goods sold	$7,500,000	$7,500,000

Gross profit/net sales	$3,625,000	$3,625,000
Expenses
Accountant fees		$-25,000
Advertising & marketing		$-5,000
Bank fees & charges		$-3,500
Bank interest		$-11,000
Credit card fees		$-9,835
Utilities (electricity, gas, water)		$-70,000
Lease/loan payments		$-150,000
Rent & rates		$-45,000
Motor vehicle expenses		$-180,000
Repairs & maintenance		$-28,500
Stationery & printing		$-18,000
Insurance		$-46,000
Income tax		$-11,000
Wages (including PAYG)		$-2,250,000
Total expenses		$-2,852,835
NET PROFIT (Net Income)		$772,165

4

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations

Enerkon Solar International Inc. is an International participant in Solar Projects and programs and is an EPC Contractor through its subsidiaries. (EPC Means Engineering Planning and Construction)

The solar industry continues to be characterized by intense pricing competition, both at the module and system levels. In the aggregate, we believe manufacturers of solar modules and cells have, relative to global demand, significant installed production capacity and the ability for additional capacity expansion.

We believe the solar industry may from time to time experience periods of structural imbalance between supply and demand (e.g., where production capacity exceeds global demand), and that such periods will put pressure on pricing.

Additionally, intense competition at the system level can result in an environment in which pricing falls rapidly, thereby further increasing demand for solar energy solutions but constraining the ability for project developers, EPC companies, and vertically-integrated solar companies such as Enerkon Solar to sustain meaningful and consistent profitability.

In light of such market realities, we are executing our Long Term Strategic Plan, Vision 2025 described in part below, under which we are focusing on our competitive strengths. Such strengths include our advanced module and system technologies as well as our differentiated, vertically-integrated business model that enables us to provide utility-scale PV solar energy solutions to key geographic markets with immediate electricity needs. (PV means Photovoltaics Power Generation systems that convert solar energy into electricity)

Worldwide solar markets continue to develop, in part aided by demand elasticity resulting from declining industry average selling prices, both at the module and system level, which make solar power more affordable to new markets, and we have continued to develop our localized presence and expertise in such markets.

We are developing, constructing, or operating multiple solar projects around the world, many of which are the largest or among the largest in their regions.

We continue to execute on our advanced-stage utility-scale project pipeline, which includes the construction of some of the world’s largest PV solar power systems.

We expect a substantial portion of our consolidated net sales, operating income, and cash flows through the end of 2018 to be derived from these projects.

5

We continue to advance the development and selling efforts for the other projects included in our advanced-stage utility-scale project pipeline and also continue to develop our early-to-mid stage project pipeline and evaluate acquisitions of projects to continue to add to our advanced-stage utility scale project pipeline.

Lower industry module and system pricing, while currently challenging for certain solar manufacturers (particularly manufacturers with high cost structures), is expected to continue to contribute to global market diversification and volume elasticity. Over time, declining average selling prices are consistent with the erosion of one of the primary historical constraints to widespread solar market penetration, its affordability.

In the near term, however, declining average selling prices could adversely affect our results of operations. If competitors reduce pricing to levels below their costs, bid aggressively low prices for PPAs and EPC agreements, or are able to operate at negative or minimal operating margins for sustained periods of time, our results of operations could be further adversely affected. PPA means

We continue to mitigate this uncertainty in part by executing on and building our advanced-stage utility-scale systems pipeline, executing on our module efficiency improvement and cost reduction road-maps, and continuing the development of key geographic markets.

We continue to face intense competition from manufacturers of crystalline silicon solar modules and other types of solar modules and PV solar power systems.

Solar module manufacturers and system instillation compete with one another in several product performance attributes, including conversion efficiency, energy density, reliability, and selling price per watt, and, with respect to PV solar power systems, net present value, return on equity, and LCOE, meaning the net present value of total life cycle costs of the PV solar power system divided by the quantity of energy which is expected to be produced over the system’s life.

We believe we are among the lowest cost PV module manufacturers and system instillation contractors in the solar industry on a module cost per watt basis, based on publicly available information.

This cost competitiveness is reflected in the price at which we sell our modules and fully integrated PV solar power systems and enables our systems to compete favorably.

Our cost competitiveness is based in large part on our module conversion efficiency, proprietary manufacturing technology (which enables us to produce a CdTe module in less than 2.5 hours using a continuous and highly automated industrial manufacturing process, as opposed to a batch process), our scale, and our operational excellence. In addition, our CdTe modules use approximately 1-2% of the amount of the semiconductor material that is used to manufacture traditional crystalline silicon solar modules. The cost of poly-silicon is a significant driver of the manufacturing cost of crystalline silicon solar modules, and the timing and rate of change in the cost of silicon feed-stock and poly-silicon could lead to changes in solar module pricing levels. Poly-silicon costs have had periods of decline over the past several years, contributing to a decline in our relative manufacturing cost competitiveness over traditional crystalline silicon module manufacturers. Given the smaller size (sometimes referred to as form factor) of our CdTe modules compared to certain types of crystalline silicon modules, we may incur higher labor and BoS costs associated with systems using our modules. Thus, to compete effectively on an LCOE basis, our modules may need to maintain a certain cost advantage per watt compared to crystalline silicon-based modules with larger form factors. BoS costs represent a significant portion of the costs associated with the construction of a typical utility-scale PV solar power system.

6

In terms of energy density, in many climates, our CdTe modules provide a significant energy yield advantage over conventional crystalline silicon solar modules of equivalent efficiency rating. For example, in humid climates, our CdTe modules provide a superior spectral response, and in hot climates, our CdTe modules provide a superior temperature coefficient. As a result, at temperatures above 25°C (standard test conditions), our CdTe modules produce more energy than competing conventional crystalline silicon solar modules with an equivalent efficiency rating. This advantage provides stronger system performance in high temperature climates, which is particularly advantageous as the vast majority of a system’s generation, on average (in typical high insulation climates), occurs when module temperatures are above 25°C. As a result, our PV solar power systems can produce more annual energy at a lower LCOE than competing systems with the same nameplate capacity.

While our modules and PV solar power systems are generally competitive in cost, reliability, and performance attributes, there can be no guarantee such competitiveness will continue to exist in the future to the same extent or at all. Any declines in the competitiveness of our products could result in additional margin compression, further declines in the average selling prices of our modules and systems, erosion in our market share for modules and systems, decreases in the rate of net sales growth, and/or declines in overall net sales. We continue to focus on enhancing the competitiveness of our solar modules and PV solar power systems by accelerating progress along our module efficiency improvement and BoS cost reduction road-maps, continuing to make technological advances at the system level, leveraging volume procurement around standardized hardware platforms, using innovative installation techniques and know-how, and accelerating installation times to reduce labor costs.

As we continue to expand our systems business into key geographic markets, we can offer value beyond solar modules, reduce our exposure to module-only competition, provide differentiated product offerings to minimize the impact of solar module commodification, and provide comprehensive utility-scale PV solar power system solutions that reduce solar electricity costs. Thus, our systems business allows us to play a more active role than many of our competitors in managing the demand for our solar modules. Finally, we continue to form and develop strong relationships with our customers and strategic partners around the world and continue to refine our product offerings, including EPC capabilities and O&M services, in order to enhance the competitiveness of systems using our modules. For example, we have formed, and expect in the future to form, joint ventures or other business arrangements with project developers in certain strategic markets in order to provide our modules and utility-scale PV solar energy solutions to the projects developed by such ventures.

7

Our Long Term Strategic Plan, Vision 2025 is a long-term road-map to achieve our growth objectives and our technology and cost leadership goals. In executing our Long Term Strategic Plan, we are focusing on providing utility-scale PV solar energy solutions using our modules to key geographic markets that we believe have a compelling need for mass-scale PV electricity, including markets throughout the Americas, Asia, the Middle East, and Africa. As part of our Long Term Strategic Plan, we are focusing on opportunities in which our PV solar energy solutions can compete directly with fossil fuel offerings on an LCOE or similar basis, or complement such fossil fuel electricity offerings. Execution of the Long Term Strategic Plan entails a prioritization of market opportunities worldwide relative to our core strengths and a corresponding allocation of resources around the globe. This prioritization involves a focus on our core utility-scale offerings and exists within a current market environment that includes rooftop and distributed generation solar, particularly in the U.S. While it is unclear how rooftop and distributed generation solar might impact our core utility-scale offerings in the next several years, we believe that utility-scale solar will continue to be a compelling solar offering for companies with technology and cost leadership and will continue to represent an increasing portion of the overall electricity generation mix.

We are closely evaluating and managing the appropriate level of resources required as we pursue the most advantageous and cost effective projects and partnerships in our target markets.

We have dedicated, and intend to continue to dedicate, significant capital and human resources to reduce the total installed cost of PV solar energy, to optimize the design and logistics around our PV solar energy solutions, and to ensure that our solutions integrate well into the overall electricity ecosystem of each specific market. We expect that, over time, an increasing portion of our consolidated net sales, operating income, and cash flows may come from solar offerings in the key geographic markets described above as we execute on our Long Term Strategic Plan.

We continue to expand or reallocate resources globally, including business development, sales personnel, and other supporting professional staff in target markets.

Accordingly, we may shift current costs or incur additional costs over time as we establish a localized business presence in these target markets.

Joint ventures or other strategic arrangements with partners are a key part of our Long Term Strategic Plan, and we generally use such arrangements to expedite our penetration of various key markets and establish relationships with potential customers.

We also enter into joint ventures or strategic arrangements with customers or other entities to maximize the value of particular projects. Some of these arrangements involve and are expected in the future to involve significant investments or other allocations of capital. We continue to develop relationships with policymakers, regulators, and end customers in these strategic markets with a view to creating opportunities for utility-scale PV solar power systems. We sell such systems directly to end customers, including utilities, independent power producers, commercial and industrial companies, and other system owners. Depending on the market opportunity, our sales offerings may range from module-only sales, to module sales with a range of development, EPC services, and other solutions, to full turn-key PV solar power system sales. We expect these offerings to continue to evolve over time as we work with our customers to optimize how our PV solar energy solutions can best meet our customers’ energy and economic needs.

8

In order to create or maintain a market position in certain strategically targeted markets, our offerings from time to time may need to be competitively priced at levels associated with minimal gross profit margins, which may adversely affect our results of operations. We expect the profitability associated with our various sales offerings to vary from one another over time, and possibly vary from our internal long-range profitability expectations and targets, depending on the market opportunity and the relative competitiveness of our offerings compared with other energy solutions, fossil fuel-based or otherwise, that are available to potential customers. In addition, as we execute on our Long Term Strategic Plan, we will continue to monitor and adapt to any changing dynamics in the market set of potential buyers of solar project assets. Market environments with few potential project buyers and a higher cost of capital would generally exert downward pressure on the potential revenue from the un-contracted solar project assets we are developing, whereas, conversely, market environments with many potential project buyers and a lower cost of capital would likely have a favorable impact on the potential revenue from such un-contracted solar project assets.

We expect to use our working capital, the availability under our Revolving Credit Facility, or project financing to finance the construction of certain PV solar-power systems for strategic purposes or to maximize the value of such systems at the time of sale. From time to time, we may temporarily own and operate certain PV solar power systems, often with the intention to sell at a later date.

We may also elect to construct and temporarily retain ownership interests in systems for which there is no PPA with an off-taker, such as a utility, but rather an intent to sell the electricity produced by the system on an open contract basis until the system is sold. We also continue to assess and pursue business arrangements that provide access to a lower cost of capital and optimize the value of our projects.

Additionally, our joint ventures and other business arrangements with strategic partners have and may in the future result in us temporarily retaining a non-controlling ownership interest in the underlying systems projects we develop, supply modules to, or construct potentially for a period of up to several years. Such business arrangements could become increasingly important to our competitive profile in markets globally, including North America. In each of the above mentioned examples, we may retain such ownership interests in a consolidated or unconsolidated separate entity.

We continue to execute on our advanced-stage utility-scale project pipeline and expect a substantial portion of our consolidated net sales, operating income, and cash flows through 2018 to be derived from several large projects signed or in the pipeline, in Turkey, Mozambique, Egypt, KSA, Jordan, China (through our division Global Star Holdings Limited HK) and other countries.

We continually seek to make additions to our advanced-stage project pipeline. We are actively developing our early to mid-stage project pipeline in order to secure PPAs and are also pursuing opportunities to acquire advanced-stage projects, which already have PPAs in place.

The Company is engaged in the construction of industrial and commercial Solar Power Utility Scale Plants in a number of countries around the world (Turkey, Mozambique, United States, Egypt and others) The Company's work is performed under cost-plus-fee contracts, as well as participation in long term profit sharing or revenue stream participation in PPAs (Power Purchase Agreements with various Government Ministries of Energy or their designated Utility Purchaser fixed-price contracts, and fixed-price contracts modified by incentive and penalty provisions. These contracts are undertaken by the Company or its wholly owned subsidiary alone or in partnership with other contractors through joint ventures. The length of the Company's contracts varies but is typically about two to three years for plant completion and for long term participation 20-30 years is average time frames for revenue participation with the host governments. The Company follows the practice of filing statutory liens on all construction projects when collection problems are anticipated. The liens serve as collateral for contracts receivable.

9

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Balance Sheet Classification

The Company includes in current assets and liabilities retainage amounts receivable and payable under construction contracts, which may extend beyond one year. A one-year time period is used as the basis for classifying all other current assets and liabilities.

Principles of Consolidation

The unaudited and consolidated financial statements include the Company's majority-owned entity, a wholly owned corporate subsidiary Global Star Holdings (Hong Kong) formally named, Mertokon.

All significant intercompany transactions are eliminated.

Cash and Cash Equivalents

For purposes of the consolidated statements of cash flows, the Company considers all highly liquid debt

Instruments purchased with an original maturity of three months or less to be cash equivalents.

Contracts Receivable

Contracts receivable from performing construction of industrial and commercial buildings are based on contracted prices. The Company provides an allowance for doubtful collections, which is based upon a review of outstanding receivables, historical collection information, and existing economic conditions. Normal contracts receivable are due 30 days after the issuance of the invoice. Contract retentions are due 30 days after completion of the project and acceptance by the owner. Receivables past due more than 120 days are considered delinquent. Delinquent receivables are written off based on individual credit evaluation and specific circumstances of the customer.

Inventory

Inventory consisting of building materials is stated at the lower of cost (first in, first out method) or market.

10

Property and Equipment

Property and equipment are stated at cost. Depreciation is computed primarily using the straight-line method over the estimated useful lives of the assets, which range from 5 to 25 years. Leasehold improvements are amortized over the shorter of the useful life of the related assets or the lease term. Expenditures for repairs and maintenance are charged to expense as incurred.

For assets sold or otherwise disposed of, the cost and related accumulated depreciation are removed from the accounts, and any related gain or loss is reflected in income for the period.

Impairment of Long-Lived Assets

The Company reviews long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of such assets may not be recoverable. Recoverability of these assets is determined by comparing the forecasted undiscounted net cash flows of the operation to which the assets relate to the carrying amount. If the operation is determined to be unable to recover the carrying amount of its assets, then assets are written down first, followed by other long-lived assets of the operation to fair value. Fair value is determined based on discounted cash flows or appraised values, depending on the nature of the assets. As of December 30, 2017 there were no impairment losses recognized for long-lived assets.

Revenue and Cost Recognition

Revenues from fixed price construction contracts are recognized on the percentage of completion method, measured on the basis of incurred costs to estimated total costs for each contract. This cost to cost method is used because management considers it to be the best available measure of progress on these contracts. Revenues from cost-plus fee contracts are recognized on the basis of costs incurred during the period plus the fee earned, measured by the cost to cost method. Participation in Power Purchase Agreements over long term with Governmental Electricity Ministries or Utilities are calculated on a quarterly and annualized basis according to the agreement on revenue sharing and values are calculated in equivalent values in United States Dollars when paid in local currencies and booked as accounts receivables (long Term) on both its annual value and total value across the life of the contract (usually 25 – 30 Years) and terminated thereafter in the case of BOOT or other revenue sharing models in accordance with GAAP Standard accounting principals .

The financial statements include some amounts that are based on management’s best estimates and judgments. The most significant estimates relate to costs to complete long-term contracts.

These estimates may be adjusted as more current information becomes available, and any adjustment could be significant.

Contract costs include all direct material and labor costs and those indirect costs related to contract performance, such as indirect labor, supplies, tools, repairs, and depreciation costs. Selling, general, and administrative costs are charged to expense as incurred. Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined.

Changes in job performance, job conditions, and estimated profitability, including those arising from contract penalty provisions, and final contract settlements may result in revisions to costs and income and are recognized in the period in which the revisions are determined. Profit incentives are included in revenues when their realization is reasonably assured. An amount equal to contract costs attributable to claims is included in revenues when realization is probable and the amount can be reliably estimated.

11

The asset, "costs and estimated earnings in excess of billings on uncompleted contracts," represents revenues recognized in excess of amounts billed.

The liability, "billings in excess of costs and estimated earnings on uncompleted contracts," represents billings in excess of revenues recognized.

Income Taxes

Provisions for income taxes are based on taxes payable or refundable for the current year and deferred taxes on temporary differences between the amount of taxable income and pretax financial income and between the tax bases of assets and liabilities and their reported amounts in the financial statements. Deferred tax assets and liabilities are included in the consolidated financial statements at currently enacted income tax rates applicable to the period in which the deferred tax assets and liabilities are expected to be realized or settled as prescribed in FASB ASC 740. As changes in tax laws or rate are enacted, deferred tax assets and liabilities are adjusted through the provision for income taxes.

Current year taxable income varies from income before current year tax expense primarily due to the use of the completed-contract method and the use of an accelerated depreciation method for tax reporting purposes. Business tax credits are applied as a reduction to the current provision for federal income taxes using the flow-through method. Effective January 1, 2016, the Company implemented the accounting guidance for uncertainty in income taxes using the provisions of FASB ASC 740. Using that guidance, tax positions initially need to be recognized in the financial statements when it is more-likely-than-not the positions will be sustained upon examination by the tax authorities. As of December 30, 2018, the Company had no uncertain tax positions, or interest and penalties that qualify for either recognition or disclosure in the financial statements.

Evaluation of Subsequent Events

The Company has evaluated subsequent events through December 2017, which is the date the financial Statements were available to be issued and no events have occurred during this period which has any material effect on Enerkon Solar International Inc. or its operations. The Subsidiary Mertokon Changed its name to Global Star Holdings to better reflect its international operations, There was no material effect to the financial or operative condition of the company.

CONTRACTS RECEIVABLE

The total recorded investment in impaired contracts receivable recognized in accordance with FASB ASC 310, Receivables, was $227,000 in 2018. These amounts also approximate the average recorded investment in impaired contracts receivable during the related periods. The allowance for credit losses associated with these receivables was $79,000 in 2018. It is management's policy not to accrue interest income on impaired contracts receivable given past difficulties in collecting such amounts. Interest income on impaired contracts receivable of $1,250 was recognized for cash payments received in 2017, respectively. For impairment recognized in conformity with of FASB ASC 310, the entire change in present value of expected cash flows is reported as bad debt expense in the same manner in which impairment initially was recognized or as a reduction in the amount of bad debt expense that otherwise would be reported. Analysis of the changes in the allowance for doubtful collections.

12

PROPERTY AND EQUIPMENT

Lifecycle is calculated from 5-25 years depending the items or facilities listed

ACCOUNTS PAYABLE

Accounts payable include amounts due to subcontractors, which have been retained pending completion and customer acceptance of jobs.

FINANCING ACTIVITIES

Line of Credit the Company has a line of credit agreement $7,500,000. There were no new borrowings against the line at December 30, 2017. The line bears interest at the prime lending rate. The line is reviewed annually and is due on demand. Under terms of the line of credit, the Company is required to maintain a specified debt service coverage ratio and debt to tangible net worth ratio, as those terms are defined.

Notes Payable

Notes payable listed in the consolidated accounting sheets are calculated against their actual value equivalents in United States Dollars at the time of their execution and all are under offshore wholly owned divisions of Enerkon Solar International Inc. At present with no notes payable in the United States.

LEASE OBLIGATIONS PAYABLE

The Company leases certain specialized construction equipment under leases classified as capital leases. Currently there are no leases active to date, due to our use of subcontractors heavy equipment.

SURETY BONDS

The Company, as a condition for entering into some of its construction contracts, had outstanding surety bonds as of December 30, 2017. The surety bonds are collateralized by certain contracts receivable and personally guaranteed by the stockholders of the Company.

INCOME TAXES AND DEFERRED INCOME TAXES

The provision for taxes on income consists of the following.

The following represents the approximate tax effect of each significant type of temporary difference giving rise to the deferred income tax liability.

(at present date no tax are due or deferred, from either US Turkish, Chinese or Mozambique wholly owned divisions or operations)

13

CONTINGENCIES

From time to time, the Company is involved in routine litigation that arises in the ordinary course of business. There are no pending significant legal proceedings to which the Company is a party for which management believes the ultimate outcome would have a material adverse effect on the Company’s financial position.

The Company is contingently liable to a surety company under a general indemnity agreement. The Company agrees to indemnify the surety for any payments made on contracts of surety ship, guaranty, or indemnity.

The Company believes that all contingent liabilities will be satisfied by their performance on the specific bonded contracts.

BACKLOG

The following schedule shows a reconciliation of backlog representing the amount of revenue the Company expects to realize from work to be performed on uncompleted contracts in progress at December 30, 2017 and from contractual agreements on which work has not yet begun.

•	Gaza 500MW Solar Power Plant Mozambique $48,000,000 cost plus fees and 25 year PPA revenue sharing of 9% due to our financing participation in the funding of USD $600 Million project cost facility.

•	Turkey consolidated value represents a total of $17,000,000 cost plus basis only. Expected payments to begin within 60 days, all transaction contracts completed

•	Egypt consolidated value represents a total value of $10,000,000 expected payments to begin within 9 months from January 1, 2018

14

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Company on March 9th 2018 appointed Dr. Ibrahim EL Nattar as Vice President of International Business Development and entered into an employment agreement with him which consisted of a $60,000 annual salary paid quarterly and a one time, grant of 100,000 Common shares in the Company as part of his employee ownership incentive plan.

Senior Vice President of International Business Development Dr. Ibrahim Mosaad El Nattar (Egyptian Citizen)

Dr. Ibrahim EL Nattar, a former Scientific Adviser to the Embassy of The Arab Republic of Egypt in Maputo, Mozambique (1999-2006) and having a 30 year career in Government and International Affairs focused on Scientific, Energy, Social Development, Security and Development Finance was chosen for the position of SVP Intl. Business Development Dr. El Nattar is well known throughout the Arab and African Region and is a key member of our business development team as well as our financial oversight and development group within the company.

Some of the international institutions Dr. EL Nattar has worked with or is currently working with are:

☐	Arab Bank for Economic Development in Africa (BADEA).

☐	African Development Bank (ADB). African Development Fund (ADF).

☐	Islamic Bank. AGA Khan Foundation. Canadian International Development Agency (CIDA).

☐	The New Partnership for Africa’s Development (NEPAD) (Comprehensive Africa Agriculture Development Program (AADP)

☐	Food and Agriculture Organization (FAO). World Health Organization (WHO).

☐	United Nations Development Program (UNDP).

☐	World Association of Women Entrepreneurs

☐	The Chartered Institute of Logistics and Transport CILT

☐	Dr. Ibrahim El Nattar also Serves as a founding associate member of the Inter-Governmental Renewable Energy Association (AREC) founded by Prince and Princess Asem Sanaa Bin Nayef (Kingdom of Jordan) in his capacity as Deputy Secretary General of the Arab African Council on Socioeconomic Development (AACSED, a UK Registered NPO) the AREC is an associate member of the Arab League ECOSC in Cairo, Egypt.

Dr. Ibrahim El Nattar sits on Numerous Boards of public and private organizations and is active in consultation on policy recommendations to Government and Private sector in relation to Renewable Energy, Security and Socioeconomic Development.

In addition to the above, Compensatory Arrangements of Certain Officers Mr. Benjamin Ballout, CEO and majority shareholder, were made which set the annual salary of Mr. Ballout as $250,000 Per Year Payable Quarterly, no other officers were appointed at this time under this filing.

15

CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER SARBANES-OXLEY

SECTION 302 CERTIFICATION FOR CONSOLIDATED UNAUDITED FINANCIAL AND OPERATIONS STATEMENTS

I, Benjamin Ballout, certify that:

1)	I have reviewed the Consolidated Unaudited Financial Disclosures, including Balance Sheet Cash flow and Income Statements in addition to the significant accounting principles used in these representations and

2)	Based on my knowledge, this report does not contain any untrue statement of a materialfact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not Misleading with respect to the period covered by this report;

3)	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financialCondition, results of operations and cash flows as of, and for, the periods presented in this Supplemental 8K Filing;

4)	As registrant's certifying officer I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

a)	designed such disclosure controls and procedures, or caused such disclosure control and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)	designed internal control over financial reporting, or caused such internal control on financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

16

c)	evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(d)	disclosed in this report any change in the registrant’s internal control over financial reporting that occurred previous to this filing date, that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5)	I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's board of directors:

a)	all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

b)	any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date: March 9, 2018

By:	/s/ Benjamin Ballout
Benjamin Ballout
Chief Executive Officer and Chief Financial Officer

17

FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. By their nature, forward-looking statements and forecasts involve risks and uncertainties because they relate to events and depend on circumstances that will occur in the near future. Forward-looking statements speak only as of the date they are made, are based on various underlying assumptions and current expectations about the future. We caution readers that any forward-looking statements are not guarantees of future performance and that actual results could differ materially from those contained or implied in the forward-looking statements. Such forward-looking statements include, but are not limited to, statements about the terms and conditions of the agreement described herein. In some cases, you may identify forward-looking statements by words such as "may," "should," "plan," "intend," "potential," "continue," "believe," "expect," "predict," "anticipate" and "estimate," the negative of these words or other comparable words. These statements are only predictions. One should not place undue reliance on these forward-looking statements. The forward-looking statements are qualified by their terms and/or important factors, many of which are outside the Company's control, involve a number of risks, uncertainties and other factors that could cause actual results and events to differ materially from the statements made. The forward-looking statements are based on the Company's beliefs, assumptions and expectations about the Company's future performance and the future performance of the entity being acquired, taking into account information currently available to the Company. These beliefs, assumptions and expectations can change as a result of many possible events or factors, including those events and factors described in "Risk Factors" in the Company's Annual Report on Form 10-K, and the Company's recent Quarterly Reports, filed with the SEC, not all of which are known to the Company. The Company will update this forward-looking information only to the extent required under applicable securities laws. Neither the Company nor any other person assumes responsibility for the accuracy or completeness of these forward-looking statements.

18

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Enerkon Solar International, Inc.

Dated: March 9, 2018	By:	/s/ Benjamin Ballout
Benjamin Ballout
President, Chief Executive Officer, Chief Financial Officer, Director

19